[MONTGOMERY LOGO]

MONTGOMERY
STREET
INCOME
SECURITIES
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 4
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Annual Report
December 31, 1999


SCUDDER

                                               101 California Street, Suite 4100
                                                         San Francisco, CA 94111
                                                                  (415) 981-8191


Dear Stockholder:

The investments of Montgomery Street Income Securities, Inc. (the "fund") produced a total return based on net asset value (NAV) of 0.37% for the quarter ended December 31, 1999. The total NAV return of the fund outperformed the unmanaged Lehman Brothers Aggregate Bond Index, an index we use for comparative purposes, which had a total return of -0.12% for the quarter. The December 31, 1999 NAV per share was $18.37 versus $18.99 at the end of the third quarter. During the quarter, the fund paid two dividends of $0.34 per share, which accounted for the decline in per share NAV.

The market price of the fund's shares, which trade on the New York Stock Exchange, was $15.50 per share at the end of December, which compared with $16.06 at the end of September 1999. The market price discount of the shares as a percentage of the NAV remained slightly over 15% at quarter-end, where it has been for much of the latter half of 1999. As discussed in our last shareholder letter, closed-end funds, in general, are trading at substantial discounts to NAV.

For the year ended December 31, the fund returned (.05%) based on NAV, compared to the Lehman Brothers Aggregate Bond Index's (8.2%). The fund's heavy allocation to corporate bonds, which performed well for the year, helped returns relative to the Index.

On December 10, 1999, the Board of Directors declared a $0.34 dividend payable on December 30, 1999, to shareholders of record on December 21, 1999.

The Market and Economic Conditions

Interest rates moved sharply higher during the fourth quarter, with yields rising 40 to 80 basis points along the yield curve. Much of the increase came in December, as it became apparent that any liquidity concerns surrounding Year 2000 (Y2K) related events were unfounded. The market correctly predicted that there would be no need for the Federal Reserve to deviate from its "tightening" trend in response to any year-end shocks. In fact, the Federal Reserve raised the overnight Federal funds rate for the third time in 1999 on November 16, to 5.5%. In justifying the rate rise, the Fed cited the pace of economic growth in excess of its potential and the tightness of the labor markets. Given the Fed's vigilance on containing inflation, the yield curve continued its flattening trend, as shown in the following graph:

                           U.S. Treasury Yield Curve

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

          Years to       Fed Funds            Fed Funds
          Maturity        9/30/99             12/31/99

               0.25        4.846                5.312
               0.5         4.958                5.726
               1           5.178                5.962
               2           5.60                 6.235
               5           5.5756               6.342
              10           5.877                6.435
              30           6.053                6.479

The removal of Y2K-related concerns proved to be a boon to the mortgage, corporate, and asset-backed sectors in which the fund primarily invests. In the fourth quarter these sectors continued their recovery from earlier woes and posted higher returns than their U.S. Treasury counterparts. The corporate market benefited from the strength of the economy and general health of corporations, as well as reduced issuance of corporate bonds. The high yield market, in particular, posted impressive returns for the quarter as investor demand returned to the sector and yield spreads contracted. The mortgage market also performed well versus Treasury securities as the higher interest rate environment reduced the supply of bonds and kept prepayments subdued.

The fund's overweighted position in these sectors accounted for the relative outperformance of the fund versus the Lehman Aggregate Index for the quarter. This performance came despite the fund's slightly longer duration than the Index.

The following graph shows the yield advantage of ten-year A-rated industrial bonds over ten-year Treasury notes. Wider spreads indicate the relative attractiveness of corporate issues.

                             Corporate Yield Spreads

                   10-Year Corporates versus 10-Year Treasury

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE REFLECTING
THE YEARS FROM 1994 TO 2000.  HIGHER NUMBERS INDICATE "CORPORATE
BONDS MORE ATTRACTIVE".

LINE CHART DATA:

       Yield Spread
       (basis points)

            69
            69
            55
            58
            62
            67
            67
            61
            60
            58
            56
            49
            49
            65
            58
            59
            56
            62
            65
            60
            60
            59
            60
            58
            59
            59
            55
            56
            59
            58
            58
            58
            59
            56
            58
            54
            59
            50
            48
            45
            46
            44
            46
            48
            48
            58
            72
            75
            79
            73
            72
            68
            62
            62
            65
            82
            82
            82
            90
           110
           117
           135
           110
           125
            95
            90
            90
            90
            95
           100
           115
           120
           117
           127
           126
           128
           128
           126
           123
           117
           116
           114
           116
           115

Source: Lehman Brothers

Corporate bonds had a very good quarter, relative to Treasuries, adding over 100 basis points to Treasury returns on a duration-adjusted basis. Limited supply, continued strong economic growth, and a rising stock market contributed to renewed investor confidence in the sector and a subsequent compression of yield spreads. Valuations remain reasonable relative to historical norms, but we continue to place increased scrutiny on individual holdings at this late stage of the economic cycle. Credit quality has peaked, and event risk has notably increased -- largely in response to earnings disappointments and merger and acquisition activity. With regard to market technicals, the supply/demand characteristics of the corporate bond marketplace are overwhelmingly favorable. Corporate issuance is expected to decline as interest rates trend higher and investor demand remains robust.

The mortgage market also rebounded from its poor mid-year performance to post strong relative returns for the quarter. With interest rates rising throughout the year, the underpinnings for this showing have been in place for some time. Only with the improvement of other sectors, however, has the focus returned to these fundamentals. The higher mortgage rates experienced throughout the year have muted prepayments and thus contributed to mortgage returns since mortgage valuations are adversely affected by higher prepayments. With little refinancing activity taking place, the supply of mortgage securities has also been reduced, painting a favorable technical picture for the sector.

The Fund

The  duration of the fund as of December 31 was 5.5 years,  slightly  lower than
5.6 years at the end of the third quarter. (Duration is a measure of a portfolio's sensitivity to interest rates. If interest rates were to rise by 1%, the value of a portfolio with a duration of 5.5 years would decline by about 5.5%.) In 1999, the fund initiated the use of leverage. For the quarter, the fund maintained its leveraged position of about 16%, which continues to be implemented via the use of mortgage dollar rolls. This leverage is intended to capture the higher spreads of the securities in the portfolio. The average yield advantage to the fund over its cost of funds declined to 2.6% from 3.0% in the prior period, resulting in about $0.01 per share in income. The decrease in the benefit of the leverage was due to the rising cost of funds at year-end.

The bar chart below shows the fund's sector weightings at the end of December, with the negative cash balance reflecting the leverage of the fund.

                                Sector Weightings

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

Asset-Backed           3.9%
Industrial            52.2%
Utility                5.9%
Finance               23.2%
Mortgage              26.3%
Treasury               3.0%
Preferred Stock        1.5%
Cash                 -16.0%


Corporate securities represented 81% of the fund as of year-end, with the remainder invested in government agency-backed mortgages, asset-backed securities, U.S. Treasuries, and a small weighting in preferred stock. New investment grade issues purchased during the quarter included: Cox Communications, Williams Companies, Park Place Entertainment, Lockheed Martin, and Tyco. Investment grade issues sold during the quarter included Telecommunications Inc., Unocal, Cendant, ATT Capital, and Sprint. In the high yield sector, Comcast UK and International Gaming were added, and Allied Waste and Intermedia Communication were sold.

The fund's holdings in the oil and gas sectors (about 15% of the fund) continued to benefit from rising oil prices and strong year-over-year earnings released during the quarter. The media/cable sector (14% of the fund) also posted strong relative performance for the quarter. Bank and finance securities comprise roughly

20% of the fund, and are diversified across finance companies, brokerage firms, and domestic and Yankee banks. Although rising interest rate environments are not traditionally favorable for bank and finance companies, fourth quarter earnings have come in very solidly and we remain comfortable with the fundamentals of the sector. The defense sector came under pressure during the quarter in reaction to missed earnings targets for both Lockheed and Raytheon. Lockheed was purchased for the fund when valuations became very attractive at the height of the bad news. We feel that the worst is over and that Lockheed remains a solid company as the world's largest defense contractor.

The fund's mortgage position totaled 26% at the end of the fourth quarter, with approximately 21% of this total in government issued residential pass-through certificates and the balance in commercial mortgage-backed securities. Of the pass-through securities, approximately 16% were used in a mortgage roll strategy to achieve leverage in the portfolio. Besides providing an attractive source of funds, these securities also provided good relative returns during the quarter. The commercial mortgage-backed bonds the fund held benefited from renewed interest in that sector, given their high credit quality, prepayment stability and attractive yields.

The fund's investment policy allows the fund to hold up to 30% of total assets in foreign denominated securities, preferreds, convertibles, private placements, and below investment grade debt securities. As of quarter-end, the fund held just over 24% of its assets in these categories. Borden, Inc. (BB+ rated) remained the largest below investment grade holding. The company, which produces packaged food, adhesives, and housewares, represented 2.0% of the total fund. Average quality for the overall fund was A3, and the quality breakdown at the end of December is depicted in the bar graph below.

                                Quality Breakdown


THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

AAA                    6.5%
AA                    11.1%
A                     17.5%
BBB                   33.6%
BB                    16.1%
B                      7.4%
Cash                 -16.0%
Gov't/Agency          23.8%

Limited Share Repurchases

The fund is authorized to repurchase a limited number of shares of the fund's common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the fund's Dividend Reinvestment and Cash Purchase Plan with respect to income earned for the second preceding calendar quarter. There were 15,000 shares repurchased during the fourth quarter of 1999, representing .15% of the outstanding shares of the fund. Up to 15,000 shares may be repurchased during the first quarter of 2000.

Dividend Reinvestment and Cash Purchase Option

The fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") for the automatic reinvestment of your dividends and capital gains distributions in the shares of the fund. This Plan also allows you to make additional cash investments in fund shares. We recommend that you consider enrolling in the Plan to build your investments. State Street Bank and Trust Company is the fund's Plan Agent, and the Plan's features are described beginning on page 21 of this report.

Portfolio Management Team

On July 30, 1999, the fund announced that Kelly D. Babson, Kristin L. Bradbury, and Almond G. Goduti had been named co-lead portfolio managers of the fund, and that Steven A. Wohler, formerly the lead portfolio manager of the fund, had retired from Scudder Kemper Investments. Ms. Babson has been associated with Scudder Kemper Investments since 1994 and is currently a Managing Director of the Firm. Ms. Bradbury has been associated with Scudder Kemper Investments since 1993 and is currently a Vice President of the Firm. Mr. Goduti has been associated with Scudder Kemper Investments since 1996 and is currently a Senior Vice President of the Firm. Prior to 1996, he was a Vice President and portfolio manager of an unaffiliated investment management company. Ms. Bradbury and Mr. Goduti have been members of the fund's portfolio management team since 1995 and 1998, respectively.

Thank you for being a stockholder.

Sincerely,

/s/John T. Packard                             /s/Kelly D. Babson
John T. Packard                                Kelly D. Babson
President                                      Co-Lead Portfolio Manager


/s/Almond G. Goduti                            /s/Kristin L. Bradbury
Almond G. Goduti                               Kristin L. Bradbury
Co-Lead Portfolio Manager                      Co-Lead Portfolio Manager


This report is sent to stockholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

INVESTMENT OBJECTIVES

Your Fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, investing and reinvesting its assets in a portfolio of selected securities. The Fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT POLICIES

Investment of your Fund is guided by the following principal investment policies:

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in U.S. or foreign securities that are straight debt securities, whether or not rated, convertible securities, preferred stocks, or dividend-paying utility company common stock.

Not more than 25% of total assets may be invested in securities of any one industry (neither utility companies as a whole nor finance companies as a whole are considered an "industry" for the purposes of this limitation).

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

The Fund may invest money pursuant to repurchase agreements so long as the Fund is initially wholly secured with collateral consisting of securities in which the Fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20% -- and be as to any one borrower more than 5% -- of the Fund's total assets.

The Fund may loan portfolio securities so long as the Fund is continuously secured by collateral at least equal to the market value of the securities loaned. In addition, loans of securities must not, at the time of any such loan, be as a whole more than 10% of the Fund's total assets.

The Fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the Fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The Fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or that at the time of purchase, the Fund's obligations under such contracts do not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the Fund's total assets.

Subject to adoption of Board guidelines, the Fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the Fund's obligations under such instruments may not exceed the market value of the Fund's assets not subject to the 30% basket.

SCHEDULE OF INVESTMENTS
December 31, 1999


                                                                               Principal    Market
                                                                              Amount ($)   Value ($)
----------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM BONDS -- 56.7%
(1 - 8 years)

U.S. Treasury Obligations -- 2.9%
        U.S. Treasury Note, 5.625%, 2/15/2006 ...............................   2,750,000   2,630,980
        U.S. Treasury Note, 6.25%, 2/15/2007 ................................     650,000     639,542
        U.S. Treasury Bond, 9.375%, 2/15/2006 ...............................   2,000,000   2,276,560
                                                                                          -----------
                                                                                            5,547,082
                                                                                          -----------
Collaterized Mortgage Obligations -- 4.2%
        DLJ Commercial Mortgage Corp., Series 1998-CG1 A1A, 6.11%, 12/10/2007   4,538,632   4,351,414
        First Union-Lehman Brothers-Bank of America , Series 1998-C2, 6.28%,
          6/18/2007 (d) .....................................................   3,793,545   3,660,919
                                                                                          -----------
                                                                                            8,012,333
                                                                                          -----------
Asset Backed -- 1.0%
        MBNA Master Credit Card Trust, Series 1999-I, 6.4%, 1/18/2005 .......   2,000,000   1,979,688
                                                                                          -----------
Consumer Discretionary -- 2.3%
  Hotels & Casinos
        Harrah's Operating Co., Inc., 7.875%, 12/15/2005 ....................   2,000,000   1,925,000
        Park Place Entertainment, 8.5%, 11/15/2006 ..........................   2,500,000   2,473,800
                                                                                          -----------
                                                                                            4,398,800
                                                                                          -----------
Consumer Staples -- 2.0%
  Food & Beverage
        The Great Atlantic & Pacific Tea Company, Inc., 7.7%, 1/15/2004 .....   3,825,000   3,673,301
                                                                                          -----------
Communications -- 2.5%
  Telephone/Communications
        LCI International Inc., 7.25%, 6/15/2007 ............................   2,000,000   1,922,940
        WorldCom, Inc., 6.400%, 8/15/2005 ...................................   3,000,000   2,873,490
                                                                                          -----------
                                                                                            4,796,430
                                                                                          -----------
Durables -- 2.4%
  Automobiles -- 1.5%
        Lear Corp., 7.96%, 5/15/2005 ........................................   3,000,000   2,860,200
                                                                                          -----------
  Aerospace -- 0.9%
        Lockheed Martin Corp. 7.95%, 12/1/2005 ..............................   1,700,000   1,701,360
                                                                                          -----------
Energy -- 4.5%
  Oilfield Services/Equipment -- 1.6%
        Petroleum Geo-Services, 7.5%, 3/31/2007 .............................   3,000,000   2,932,830
                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

                                                                Principal    Market
                                                               Amount ($)   Value ($)
-------------------------------------------------------------------------------------
  Oil & Gas Production -- 2.9%
        Canadian Forest Oil Ltd., 8.75%, 9/15/2007 .........   2,000,000    1,940,000
        Louis Dreyfus Natural Gas Corp., 9.25%, 6/15/2004 ..   2,000,000    2,030,000
        Osprey Trust, 8.31%, 1/15/2003 .....................   1,500,000    1,489,800
                                                                          -----------
                                                                            5,459,800
                                                                          -----------
Financial -- 15.8%
  Banks -- 8.9%
        Associates Corp. of North America, 5.75%, 11/01/2003   3,000,000    2,861,430
        Bank of America, 9.875%, 6/1/2001 ..................   2,500,000    2,597,950
        Capital One Bank, 6.57%, 1/27/2003 (d) .............   3,000,000    2,908,200
        CIT Group Holdings Inc., 7.125%, 10/15/2004 ........   2,000,000    1,983,960
        Den Danske Bank, 6.55%, 9/15/2006 ..................   2,500,000    2,424,850
        Wachovia Corp., 6.7%, 6/21/2004 ....................   4,000,000    3,930,000
                                                                          -----------
                                                                           16,706,390
                                                                          -----------
  Consumer Finance -- 4.7%
        Ford Motor Credit Co., 7.5%, 1/15/2003 (d) .........   3,000,000    3,031,230
        IBM Credit Corp., 6.4%, 8/13/2001 ..................   3,000,000    2,978,100
        Sears Roebuck Acceptance, 6.38%, 11/21/2001 ........   3,000,000    2,938,110
                                                                          -----------
                                                                            8,947,440
                                                                          -----------
  Real Estate -- 2.2%
        GS Escrow Corp., 7%, 8/1/2003 ......................   3,000,000    2,755,253
        ProLogis Trust (REIT), 7.05%, 7/15/2006 ............   1,500,000    1,413,285
                                                                          -----------
                                                                            4,168,538
                                                                          -----------
Manufacturing -- 1.5%
  Diversified Manufacturing
        Tyco International Group S.A., 6.25%, 6/15/2003 ....   3,000,000    2,880,330
                                                                          -----------
Media -- 5.3%
  Cable Television
        Charter Communication Holdings LLC, 8.25%, 4/1/2007    2,500,000    2,312,500
        Presterto NTL Inc., 11.20%, 11/15/2007 .............   2,000,000    1,880,000
        Cox Communications, Inc., 7.75%, 8/15/2006 .........   2,000,000    2,019,440
        TCI-Communications, Inc., 8%, 8/1/2005 .............   3,500,000    3,603,635
                                                                          -----------
                                                                            9,815,575
                                                                          -----------
Service Industries -- 6.8%
  Environmental Services -- 1.3%
        Waste Management Inc., 8%, 4/30/2004 ...............   2,500,000    2,351,500
                                                                          -----------
  Miscellaneous Commercial Services -- 2.6%
        Comdisco Inc., 6%, 1/30/2002 (d) ...................   3,000,000    2,907,750
        Hertz Corp., 7.625%, 8/15/2007 .....................   2,000,000    2,002,600
                                                                          -----------
                                                                            4,910,350
                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

                                                                                             Principal     Market
                                                                                             Amount ($)   Value ($)
-------------------------------------------------------------------------------------------------------------------
  Investments -- 2.9%
        Lehman Brothers Holdings, Inc., 7.25%, 10/15/2003 ..............................     3,000,000    2,961,900
        Merrill Lynch & Co., 5.71%, 1/15/2002 ..........................................     2,750,000    2,609,200
                                                                                                        -----------
                                                                                                          5,571,100
                                                                                                        -----------
Transportation -- 3.3%
  Airlines -- 2.5%
        Continental Airlines Inc., 9.5%, 12/15/2001 ....................................     2,000,000    2,007,500
        Northwest Airlines Corp., 8.52%, 4/7/2004 ......................................     3,000,000    2,757,270
                                                                                                        -----------
                                                                                                          4,764,770
                                                                                                        -----------
  Railroads -- 0.8%
        Union Pacific Corp., 6.7%, 12/1/2006 ...........................................     1,500,000    1,423,575
                                                                                                        -----------
Utilities -- 2.2%
  Electric Utilities
        CalEnergy Co., Inc, 7.23%, 9/15/2005 ...........................................     2,000,000    1,944,959
        Niagara Mohawk Power Corp., 7.25%, 10/1/2002 ...................................     2,268,293    2,257,661
                                                                                                        -----------
                                                                                                          4,202,620
                                                                                                        -----------
        TOTAL INTERMEDIATE-TERM BONDS (Cost $110,478,674) ..............................                107,104,012
                                                                                                        -----------
-------------------------------------------------------------------------------------------------------------------
LONG-TERM BONDS -- 56.1%
(over 8 years)
U.S. Government Pass-Thru -- 20.7%
        Federal Home Loan Mortgage Corp., 7%, 1/15/2029 (c) (e) ........................     7,500,000    7,258,594
        Federal National Mortgage Association, 6.5%, 1/1/2029 (c) (e) ..................    14,000,000   13,203,750
        Federal National Mortgage Association, 7.5%, 1/1/2029 (c) (e) ..................    10,000,000    9,890,625
        Government National Mortgage Association Pass-thru, 7.5% with various maturities
          to 11/15/2027 (b) (d) ........................................................     8,915,592    8,815,291
                                                                                                        -----------
                                                                                                         39,168,260
                                                                                                        -----------
Asset Backed -- 2.9%
        Greentree Financial Corp., Series 1993-4 B1, 7.2%, 1/15/2019 (d) ...............     5,697,328    5,429,598
                                                                                                        -----------
Collaterized Mortgage Obligation -- 1.2%
        LB Commercial Conduit Mortgage Trust, Series 1998-C4, 6.21%, 10/15/2008 ........     2,500,000    2,300,781
                                                                                                        -----------
Communications -- 4.0%
  Telephone/Communications
        Crown Castle International Corp., 9.5%, 8/1/2011 ...............................       500,000      500,000
        Crown Castle International Corp., 9.5%, 8/1/2011 ...............................     1,500,000    1,500,000
        Level 3 Communications, 9.125%, 5/1/2008 .......................................     2,000,000    1,882,500
        McLeodUSA Inc., 8.125%, 2/15/2009 ..............................................     2,500,000    2,318,750
        Sprint Capital Corp., 6.125%, 5/1/2009 .........................................     4,000,000    1,450,688
                                                                                                        -----------
                                                                                                          7,651,938
                                                                                                        -----------


    The accompanying notes are an integral part of the financial statements.

                                                            Principal   Market
                                                           Amount ($)  Value ($)
--------------------------------------------------------------------------------
Consumer Discretionary -- 2.3%
  Hotels & Casinos
        International Game Technology, 8.375%, 5/15/2009   1,500,000   1,440,000
        Tricon Global Restaurants, 7.65%, 5/15/2008 (d)    3,000,000   2,827,500
                                                                     -----------
                                                                       4,267,500
                                                                     -----------
Consumer Staples -- 1.9%
  Food & Beverage
        Borden Inc., 9.2%, 3/15/2021 ...................   4,000,000   3,597,040
                                                                     -----------
Energy -- 4.5%
  Oil & Gas Production -- 3.2%
        Anadarko Petroleum Corp., 7%, 11/15/2027 .......   3,000,000   2,623,620
        Unocal Corp., 9.4%, 2/15/2011 ..................   3,000,000   3,334,890
                                                                     -----------
                                                                       5,958,510
                                                                     -----------
  Oilfield Services/Equipment -- 1.3%
        Transocean Offshore, Inc., 8%, 4/15/2027 .......   2,500,000   2,523,425
                                                                     -----------
Financial -- 5.8%
  Banks -- 4.2%
        Bank of America Corp., 8.06%, 12/1/2026 ........   2,500,000   2,348,100
        Bank United Capital Trust, 10.25%, 12/31/2026 ..   1,500,000   1,335,000
        Merrill Lynch & Co., Inc., 6%, 2/17/2009 .......   1,500,000   1,344,765
        Royal Bank of Scotland, 7.375%, 4/29/2049 ......   3,000,000   2,881,560
                                                                     -----------
                                                                       7,909,425
                                                                     -----------
  Real Estate -- 1.6%
        ERP Operating L.P. Note, 7.57%, 8/15/2026 (d) ..   3,000,000   2,935,710
                                                                     -----------
Media -- 7.9%
  Broadcasting and Entertainment -- 0.9%
        Paramount Communications, Inc., 7.5%, 7/15/2023    2,000,000   1,780,480
                                                                     -----------
  Cable Television -- 4.7%
        AMFM Inc., 8.125%, 7/15/2009 ...................   2,000,000   2,005,000
        CSC Holdings, Inc., 8.125%, 7/15/2009 ..........   2,500,000   2,488,500
        Time Warner Inc., 9.125%, 1/15/2013 (d) ........   4,000,000   4,380,640
                                                                     -----------
                                                                       8,874,140
                                                                     -----------
  Print Media -- 2.3%
        News America Holdings Inc., 9.25%, 2/1/2013 (d)    4,000,000   4,353,120
                                                                     -----------
Technology -- 1.4%
  Military Electronics
        Raytheon Co, 6.15%, 11/1/2008 ..................   3,000,000   2,665,650
                                                                     -----------
Transportation -- 0.7%
  Airlines
        Continental Airlines, 6.545%, 2/2/2019 .........   1,499,357   1,362,705
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                                                                                            Principal        Market
                                                                                            Amount ($)      Value ($)
---------------------------------------------------------------------------------------------------------------------
Utilities -- 2.8%
  Natural Gas Distributors
        ANR Pipeline Co., debenture, 9.625%, 11/1/2021 .................................      2,000,000    2,329,240
        Williams Companies, Inc., 6.25%, 7/15/2019 .....................................      3,000,000    2,882,820
                                                                                                         -----------
                                                                                                           5,212,060
                                                                                                         -----------
        TOTAL LONG-TERM BONDS (Cost $109,973,750) ......................................                 105,990,342
                                                                                                         -----------
---------------------------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
        Walden Residential Properties, Inc. Warrants* (cost $0) ........................         80,000          800
                                                                                                         -----------
---------------------------------------------------------------------------------------------------------------------
                                                                                                Shares
                                                                                                ------
PREFERRED STOCK -- 0.6%
        Walden Residential Properties Inc., preferred (Cost $2,000,000) ................         80,000    1,245,000
                                                                                                         -----------
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.8%
        United Dominion Realty Trust Inc. "A" (REIT), 9.25%, 4/24/2000 (Cost $2,000,000)         80,000    1,560,000
                                                                                                         -----------
---------------------------------------------------------------------------------------------------------------------
        TOTAL INVESTMENT PORTFOLIO-- 114.2% (Cost $224,452,424) (a) ....................                 215,900,154
        OTHER ASSETS AND LIABILITIES, NET-- (14.2%) ....................................                 (26,879,805)
                                                                                                         -----------
        NET ASSETS-- 100.0% ............................................................                 189,020,349
                                                                                                         ===========
---------------------------------------------------------------------------------------------------------------------

*        Non-income producing

(a) The cost for federal income tax purposes was $224,588,864. At December 31, 1999, net unrealized depreciation for all securities based on tax cost was $8,688,710. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $665,811 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $9,354,521.

(b)      Effective maturities will be shorter due to prepayments.

(c)      Mortgage dollar roll

(d) At December 31, 1999, these securities and pools, in part or in whole, have been segregated to cover mortgage dollar rolls.

(e)      When-issued or forward delivery pools included.


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999



ASSETS
   Investments, at market (identified cost $224,452,424) .......................   $ 215,900,154
   Cash ........................................................................         428,757
   Interest and dividends receivable ...........................................       4,782,496
   Other assets ................................................................          32,534
                                                                                   -------------
                                                            Total Assets             221,143,941
                                                                                   -------------

LIABILITIES
   Payables for investments purchased --
      mortgage dollar roll ......................................   $  31,843,938
   Accrued management fee .......................................          84,114
   Other payables and accrued expenses ..........................         195,540
                                                                    -------------
                                                       Total Liabilities              32,123,592
                                                                                   -------------
      NET ASSETS, at market value ..............................................     189,020,349
                                                                                   =============

NET ASSETS Net assets consist of:
      Accumulated distributions in excess of net investment
      income ...................................................................   $     (13,780)
      Net unrealized appreciation (depreciation) on investments ................      (8,552,270)
      Accumulated net realized gain (loss) .....................................      (3,446,162)
      Paid-in capital ..........................................................     201,032,561
                                                                                   -------------
      NET ASSETS, at market value ..............................................   $ 189,020,349
                                                                                   =============

NetAsset  Value Per  Share  ($189,020,349 / 10,289,694  shares of common stock outstanding, $.001 par value, 30,000,000
   shares authorized) ..........................................................   $       18.37
                                                                                   =============


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 1999



INVESTMENT INCOME
   Income:
      Interest .......................................              $14,922,790
      Dividends ......................................                  369,000
                                                                    -----------
                                                                     15,291,790

   Expenses:
      Management and investment advisory fee .......     $ 967,539
      Directors' fees and expenses .................        69,402
      Services to shareholders .....................        84,167
      Custodian ....................................        13,618
      Reports to shareholders ......................       103,495
      Auditing .....................................        60,198
      Legal ........................................        47,916
      State franchise tax ..........................           172
      Other ........................................        42,998    1,389,505
                                                         ---------  -----------
                       Net Investment Income                         13,902,285
                                                                    -----------

REALIZED AND  UNREALIZED  GAIN (LOSS) ON  INVESTMENTS
     Net realized  gain (loss) from:
      Investment securities ........................                 (3,315,571)
                                                                    -----------
     Net unrealized appreciation (depreciation) during the period on:

      Investment securities ........................                (12,613,541)
                                                                    -----------
   Net gain (loss) on investments ..................                (15,929,112)
                                                                    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .................................            $    (2,026,827)
                                                                ================


    The accompanying notes are an integral part of the financial statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                           Year Ended December 31,
INCREASE (DECREASE) IN NET ASSETS                                          1999               1998
                                                                    ------------------ ------------------
Operations:
Net investment income .............................................   $  13,902,285    $  13,969,899
Net realized gain (loss) from investment transactions and foreign
   currency related transactions during the period ................      (3,315,571)         182,309
Net unrealized appreciation (depreciation) on investments and
   foreign currency related transactions during the period ........     (12,613,541)      (3,515,703)
                                                                      --------------   --------------
Net increase (decrease) in net assets resulting from operations ...      (2,026,827)      10,636,505
                                                                      --------------   --------------
Dividends to shareholders from:
   Net investment income ..........................................     (13,971,722)     (14,027,923)
                                                                      --------------   --------------
   Net realized gains on investment transactions ..................              --         (205,189)
                                                                      --------------   --------------
Fund share transactions:
   Reinvestment of dividends from net investment income ...........         985,139        1,050,337
   Cost of shares repurchased .....................................        (735,673)              --
                                                                      --------------   --------------
Net increase (decrease) in net assets from Fund share
   transactions ...................................................         249,466        1,050,337
                                                                      --------------   --------------
Increase (decrease) in net assets .................................     (15,749,083)      (2,546,270)
Net assets at beginning of period .................................     204,769,432      207,315,702
                                                                      --------------   --------------
Net assets at end of period (including accumulated distributions in excess of net investment income of $13,780 and undistributed net
   investment income of $247,069, respectively) ...................   $ 189,020,349    $ 204,769,432
                                                                      ==============   ==============

Other Information
Increase (decrease) in Fund shares
Shares outstanding at beginning of period .........................      10,273,464       10,219,267
                                                                      --------------   --------------
Shares issued to shareholders in reinvestment of dividends
   from net investment income .....................................          59,232           54,197
Shares repurchased ................................................         (43,002)              --
                                                                      --------------   --------------
Net increase (decrease) in Fund shares ............................          16,230           54,197
                                                                      --------------   --------------
Shares outstanding at end of period ...............................      10,289,694       10,273,464
                                                                      ==============   ==============


    The accompanying notes are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data

                                                                                   Years Ended December 31,
                                                                    ---------------------------------------------------
                                                                   1999        1998      1997          1996       1995
                                                                   ---------------------------------------------------
Net asset value, beginning of period ......................       $19.93     $20.29     $19.54        $19.94     $17.72
Income from investment operations:
  Income (a) ..............................................         1.49       1.51       1.56          1.53       1.57
  Operating expenses ......................................         (.14)      (.14)      (.14)         (.15)      (.14)
                                                                  -------    -------    -------       -------    -------
  Net investment income ...................................         1.35       1.37       1.42          1.38       1.43
  Net realized and unrealized
   gain (loss) ............................................        (1.55)      (.34)       .77          (.38)      2.19
                                                                  -------    -------    -------       -------    -------
Total from investment operations ..........................         (.20)      1.03       2.19          1.00       3.62
                                                                  -------    -------    -------       -------    -------
Less distributions from:
  Net investment income ...................................        (1.36)     (1.37)     (1.44)        (1.40)     (1.40)
  Net Realized gains from investment
   transactions ...........................................           --       (.02)        --            --         --
                                                                  -------    -------    -------       -------    -------
                                                                   (1.36)     (1.39)     (1.44)        (1.40)     (1.40)
                                                                  -------    -------    -------       -------    -------
Net asset value, end of period ............................        $18.37    $19.93      $20.29       $19.54     $19.94
                                                                  =======    =======    =======       =======    =======
Per share market value, end of period .....................        $15.50    $19.75      $19.50       $17.38     $18.00
                                                                  =======    =======    =======       =======    =======
Price  range  on New  York  Stock  Exchange
for  each  share  of  Common  Stock
  outstanding during the period (Unaudited):
   High ...................................................        $19.94    $20.38      $19.94       $19.50     $19.13
   Low ....................................................        $15.06    $18.75      $17.25       $16.75     $15.75
Total Investment Return
  Per share market value (%) ..............................       (14.90)      8.74      21.15          4.54      23.69
  Per share net asset value (%) (b) .......................         (.05)      5.46      12.09          6.08      21.78
Ratios and Supplemental Data
Net assets, end of period ($ millions) ....................          189        205        207           198        201
Ratio of operating expenses to
  average daily net assets (%) ............................          .70        .70        .71           .76        .73
Ratio of net investment income to
  average daily net assets (%) ............................         7.01       6.83       7.17          7.07       7.45
Portfolio turnover rate (%) ...............................         82.2 (c)   49.8      162.2(c)       92.1       76.4
-------------


(a)  Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value.

(c) The portfolio turnover rates including mortgage dollar roll transactions were 208.9% and 218.1%, for the periods ended December 31, 1999, and December 31, 1997, respectively.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

Note A--SIGNIFICANT ACCOUNTING POLICIES. Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates.

     Significant accounting policies are summarized as follows:

     Valuation of Investments--Portfolio debt securities purchased with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with a remaining maturity of sixty days or less are valued at amortized cost.

     Equity Securities which are traded on U.S. or foreign stock exchanges are valued as of the close of regular trading on the New York Stock Exchange at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation is used. Securities quoted on the Nasdaq Stock market ("Nasdaq"), for which there have been sales are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors of the Fund.

     Mortgage Dollar Rolls--The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

     Federal Income Taxes--The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required.

     At December 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $4,433,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2007, the expiration date, whichever occurs first.

     From November 1, 1999 through December 31, 1999, the Fund incurred approximately $43,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2000.

     Distribution of Income and Gains--Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles
     (GAAP). These differences relate primarily to investments in mortgage backed securities and foreign denominated securities. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     Other--Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note B--MANAGEMENT AND INVESTMENT ADVISORY FEE. Under the Fund's Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund agrees to pay the Adviser for services rendered, an annual fee, payable monthly, equal to 0.50 of 1% of the value of the net assets of the Fund up to and including $150 million; 0.45 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and 0.40 of 1% of the value of the net assets of the Fund over $200 million. The Agreement also provides that the Adviser will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) borne by the Fund in any fiscal year in excess of the sum of one and one-half percent of the first $30 million of average net assets and one percent of average net assets in excess of $30 million. Further, if annual expenses as defined in the Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Adviser. For the year ended December 31, 1999, the fees pursuant to the Agreement amounted to $967,539, equivalent to an effective annualized rate of 0.49% of the Fund's average monthly net assets.

None of the Directors are affiliated with the Adviser. For the year ended December 31, 1999, Directors' fees and expenses aggregated $69,402.

Note C--PURCHASES AND SALES OF INVESTMENTS. For the year ended December 31, 1999, purchases and sales of investment securities (excluding direct U.S.
government obligations, short-term investments and mortgage dollar roll transactions) aggregated $214,107,514 and $168,215,010, respectively. Purchases and sales of direct U.S. Government obligations aggregated $4,584,141 and $8,521,059, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $272,321,875 and $272,623,906, respectively.

Report of Ernst & Young LLP,
Independent Auditors

     To the Shareholders and Board of Directors
     Montgomery Street Income Securities, Inc.
     San Francisco, California

     We have audited the accompanying statement of assets and liabilities of Montgomery Street Income Securities, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Montgomery Street Income Securities, Inc. at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

     Boston, Massachusetts                                  /s/Ernst & Young LLP
     February 14, 2000

1.DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   All registered stockholders of the fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the fund's Common Stock. EquiServe is the agent (the "Plan Agent") for stockholders who elect to participate in the Plan.

   If a stockholder chooses to participate in the Plan, the stockholder's dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder's holdings in the fund. If the fund declares a dividend or capital gains distributions payable either in cash or in stock of the fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the fund will issue new shares to the stockholder at the greater of the following on the Valuation Date:
(a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equalthe cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

   Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $3,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip which will be sent with each statement of the stockholder's account. Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

   Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Plan Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the fund or the Plan Agent upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

   Alternatively, stockholders may request the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable

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event for federal income tax purposes and may be taxable for state and local tax purposes.

   The Plan may be amended by the fund or the Plan Agent at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received prior to the effective date.

   An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

   Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Plan Agent by writing EquiServe, P.O. Box 8209, Boston, MA 02266-8209, or by calling (800) 426-5523.


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          DIRECTORS   JOHN C. ATWATER
                      RICHARD J. BRADSHAW
                      MARYELLIE K. JOHNSON
                      WENDELL G. VAN AUKEN
                      JAMES C. VAN HORNE
                        Chairman

           OFFICERS   JOHN T. PACKARD
                        President
                      KELLY D. BABSON
                        Vice President
                      KRISTIN L. BRADBURY
                        Vice President
                      ALMOND G. GODUTI
                        Vice President
                      BRUCE H. GOLDFARB
                        Vice President and
                        Assistant Secretary
                      JOHN R. HEBBLE
                        Treasurer
                      MAUREEN E. KANE
                        Vice President and Secretary
                      KATHRYN L. QUIRK
                        Vice President and
                        Assistant Secretary

         INVESTMENT   Scudder Kemper Investments, Inc.
            MANAGER   101 California Street, Suite 4100
                      San Francisco, CA 94111

           TRANSFER   EquiServe
              AGENT   P.O. Box 8200
                      Boston, MA 02266-8200

          CUSTODIAN   Chase Manhattan Bank, N.A.
                      4 Chase Metro Tech Center
                      18th Floor
                      Brooklyn, NY 11245

      LEGAL COUNSEL   Howard, Rice, Nemerovski,
                        Canady, Falk & Rabkin
                      Three Embarcadero Center
                      Seventh Floor
                      San Francisco, CA 94111

        INDEPENDENT   Ernst & Young LLP
           AUDITORS   200 Clarendon Street
                      Boston, MA 02116